                                   EXHIBIT A

     An organizational chart showing the relationship of each foreign utility company to the reporting public-utility company or, in the event that the reporting company is an exempt holding company, to system public-utility companies.

Exhibit A-1    EDESE

Exhibit A-2    Rain

Exhibit A-3    UNA

                                                                     Exhibit A-1





                  ___________________________________________
                  |      Reliant Energy, Incorporated       |
                  |_________________________________________|
                                       | 100%
                  ___________________________________________
                  |             Reliant Energy              |
                  |           International, Inc.           |
                  |_________________________________________|
                                       |
                                       |  99%
                  ___________________________________________
                  |             Reliant Energy              |
                  |        Santiago del Estero, S.A.        |
                  |_________________________________________|
                                       |
                                       |  90%
                  ___________________________________________
                  |        Empresa Distribuidora de         |
                  |Electricidad de Santiago del Estero, S.A.|
                  |_________________________________________|

                                                                     Exhibit A-2

                       ________________________________
                       |  Reliant Energy Incorporated |
                       |______________________________|
                                       |  80%
                       ________________|_______________
                       |    Reliant Resources, Inc.   |
                       |______________________________|
                                       |  100%
                       ________________|_______________
                       |     Reliant Energy Power     |
                       |       Generation, Inc.       |
                       |______________________________|
                                       |  100%
                       ________________|_______________
                       |    Reliant Energy Capital    |
                       |        (Europe), Inc.        |
                       |______________________________|
                                       |  100%
                       ________________|_______________
                       |         Reliant Energy       |
                       |          Europe Inc.         |
                       |______________________________|
                                       |
                  _____________________|____________________
         100%     |                                        |      100%
      ____________|________                      __________|____________
      |   Reliant Energy  |                      |     Reliant Energy  |
      | Wholesale(Europe) |                      |       Europe Inc.   |
      |    Holdings BV    |  99.5%               |     (Dutch Branch)  |
      |___________________|  Limited Partner     |_____________________|
                 |      __\________________________/            |
0.5%             |     /   \__________________________________  | 99.5%
General Partner  |    /       0.5% General Partner            \ | Limited Partner
 ________________|___/______                              _____\|___________________
 |Reliant Energy Wholesale |                              |     Reliant Energy     |
 |(Europe) Holdings II C.V.|                              |  Wholesale (Europe) CV |
 |________________________ |                              |________________________|
                         |                                |
                  48%    |                           52%  |
                         |                                |
                         |________________________________|
                         |   Reliant Energy UNA B.V.      |
                         |________________________________|
                                       |
                                       |
                                       |
                                       |
                                       |
                                       |
                                       | 100%
                        _______________|_______________
                        |            REPGB            |
                        |_____________________________|


                                                                     Exhibit A-3



                          __________________________
                          |     Reliant Energy,    |
                          |      Incorporated      |
                          |________________________|
                                       |
                                       |    100%
                          _____________|____________
                          |     Reliant Energy     |
                          |   International, Inc.  |
                          |________________________|
                                       |
                                       |    100%
                          _____________|____________
                          |     Reliant Energy     |
                          | International II, Inc. |
                          |________________________|
                                       |
                                       |    100%
                          _____________|____________
                          |    Reliant Energy      |
                          |      India, Inc.       |
                          |________________________|
                                       |
                                       |    100%
                          _____________|____________
                          |     Reliant Energy     |
                          |       Rain, Inc.       |
                          |________________________|
                                       |
                                       |     25%
                          _____________|____________
                          |     Rain Calcining     |
                          |         Limited        |
                          |________________________|